Exhibit 99.1

Synaptics Reports Second Quarter Fiscal 2024 Results

Q2’24 Financial Results and Recent Business Highlights

•
Revenue of $237.0 million
•
GAAP gross margin of 46.0 percent
•
Non-GAAP gross margin of 52.5 percent
•
GAAP loss per share of $0.23
•
Non-GAAP diluted earnings per share of $0.57

SAN JOSE, Calif., – February 8, 2024 – Synaptics Incorporated (Nasdaq: SYNA), today reported financial results for its second quarter of fiscal 2024 ended December 30, 2023.

Net revenue for the second quarter of fiscal 2024 was $237.0 million. GAAP net loss for the second quarter of fiscal 2024 was $9.0 million, or a loss of $0.23 per basic share. Non-GAAP net income for the second quarter of fiscal 2024 was $22.5 million, or $0.57 per diluted share.

“There were two headlines for us this quarter. First, our business overall has stabilized, and we have clearly hit the bottom of our cycle. Second, our Core-IoT area, led by our wireless products, is expected to see topline revenue improvement and sustained growth from this point forward. At the Consumer Electronics Show in early January, we showcased our MPU and MCU product offerings and demonstrated several AI use cases which clearly resonated with a set of new potential customers," said Michael Hurlston, Synaptics’ President and CEO.

Business Outlook
Dean Butler, Chief Financial Officer of Synaptics, added, “Our total channel inventories continued to decline in the December quarter and we anticipate a significant topline revenue increase for our Core IoT products in the coming quarter. While some products are beginning to return to growth, others are still suffering from prolonged inventory accumulation, declines in demand, and seasonal effects. As a result, we expect the company’s consolidated March quarter revenue to be flat relative to the December quarter. Synaptics generates strong positive cash flows and maintains a healthy balance sheet, enabling us to continually invest in our technology roadmaps.”

For the third quarter of fiscal year 2024, the company expects:

	GAAP	Non-GAAP Adjustment	Non-GAAP
Revenue	$220M to $250M	N/A	N/A
Gross Margin*	43.5 percent to 46.5 percent	$19M	52.0 percent to 54.0 percent
Operating Expense**	$130M to $135M	$36M to $37M	$94M to $98M

*Projected Non-GAAP gross margin excludes $18.0 million of intangible asset amortization and $1.0 million of share-based compensation.

**Projected Non-GAAP operating expense excludes $32 million to $33 million of share-based compensation, and $4.0 million of intangible asset amortization.

Earnings Call and Supplementary Materials
The Synaptics second quarter 2024 teleconference and webcast is scheduled to begin at 2:00 p.m. PT (5:00 p.m. ET), on Thursday, February 8, 2024, during which the company will provide forward-looking information, and may discuss or disclose material business, financial, or other information beyond what is provided here.

Speakers:

•
Michael Hurlston, President and Chief Executive Officer
•
Dean Butler, Chief Financial Officer

To participate on the live call, analysts and investors should pre-register at Synaptics Q2 FY2024 Earnings Call Registration. (https://register.vevent.com/register/BI2e571af2203e4099bba11bdb22c2a298). Supplementary slides, a copy of the prepared remarks, and a live and archived webcast of the conference call will be accessible from the “Investor Relations” section of the company’s Website at https://investor.synaptics.com/.

About Synaptics Incorporated:
Synaptics (Nasdaq: SYNA) is changing the way humans engage with connected devices and data, engineering exceptional experiences throughout the home, at work, in the car and on the go. Synaptics is the partner of choice for the world’s most innovative intelligent system providers who are integrating multiple experiential technologies into platforms that make our digital lives more productive, insightful, secure and enjoyable. These customers are combining Synaptics’ differentiated technologies in touch, display and biometrics with a new generation of advanced connectivity and AI-enhanced video, vision, audio, speech and security processing. Follow Synaptics on LinkedIn, Twitter and Facebook, or visit synaptics.com.

Use of Non-GAAP Financial Information

In evaluating its business, Synaptics considers and uses Non-GAAP Net Income, which we define as net income excluding share-based compensation, acquisition related costs, and certain other non-cash or recurring and non-recurring items the company does not believe are indicative of its core operating performance as a supplemental measure of operating performance. Non-GAAP Net Income is not a measurement of the company’s financial performance under GAAP and should not be considered as an alternative to GAAP net income. The company presents Non-GAAP Net Income because it considers it an important supplemental measure of its performance since it facilitates operating performance comparisons from period to period by eliminating potential differences in net income caused by the existence and timing of share-based compensation charges, acquisition related costs, and certain other non-cash or recurring and non-recurring items. Non-GAAP Net Income has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP net income. The principal limitations of this measure are that it does not reflect the company’s actual expenses and may thus have the effect of inflating its net income and net income per share as compared to its operating results reported under GAAP. In addition, the company presents components of Non-GAAP Net Income, such as Non-GAAP Gross Margin, Non-GAAP operating expenses and Non-GAAP operating margin, for similar reasons.

As presented in the “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables that follow, Non-GAAP Net Income and each of the other Non-GAAP financial measures excludes one or more of the following items:

Acquisition and integration related costs

Acquisition and integration related costs primarily consist of:

•
amortization of purchased intangibles, which includes acquired intangibles such as developed technology, customer relationships, trademarks, backlog, licensed technology, patents, and in-process technology when post-acquisition development is determined to be substantively complete;
•
inventory adjustments affecting the carrying value of inventory acquired in an acquisition;
•
transitory post-acquisition incentive programs negotiated in connection with an acquired business or designed to encourage post-acquisition retention of key employees; and
•
legal and consulting costs associated with acquisitions, including non-recurring post-acquisition costs and services.

These acquisition and integration related costs are not factored into the company’s evaluation of its ongoing business operating performance or potential acquisitions, as they are not considered as part of the company’s principal operations. Further, the amount of these costs can vary significantly from period to period based on the terms of an earn-out arrangement, revisions to assumptions that went into developing the estimate of the contingent consideration associated with an earn-out arrangement, the size and timing of an acquisition, the lives assigned to the acquired intangible assets, and the maturity of the business acquired. Excluding acquisition related costs from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability and potential earnings volatility associated with purchase accounting and acquisition related items.

Share-based compensation

Share-based compensation expense relates to employee equity award programs and the vesting of the underlying awards, which includes stock options, deferred stock units, market stock units, performance stock units, phantom stock units and the employee stock purchase plan. Share-based compensation settled with stock, which includes stock options, deferred stock units, market stock units, performance stock units and the employee stock purchase plan, is a non-cash expense, while share-based compensation settled with cash, which includes phantom stock units, is a cash expense.. Settlement of all employee equity award programs whether settled with cash or stock varies in amount from period to period and is dependent on market forces that are often beyond the company’s control. As a result, the company excludes share-based compensation from its internal operating forecasts and models. The company believes that Non-GAAP measures reflecting adjustments for share-based compensation provide investors with a basis to compare the company’s principal operating performance against the performance of peer companies without the variability created by share-based compensation resulting from the variety of equity-linked compensatory awards used by other companies and the varying methodologies and assumptions used.

Amortization of prepaid development costs

Amortization of prepaid development costs represents the amortization of the estimated cost to develop certain future roadmap devices designed in advance process nodes in connection with an acquisition. The amortization of prepaid development costs represents a non-cash charge. As a result, the company excludes amortization of prepaid development costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for amortization of prepaid development costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by the amortization of prepaid development costs.

Restructuring costs

Restructuring costs are costs incurred to address cost structure inefficiencies of acquired or existing business operations and consist primarily of employee termination and office closure costs, including the reversal of such costs. These costs are generally cash-based. As a result, the company excludes restructuring costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for restructuring costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by restructuring costs designed to address cost structure inefficiencies of acquired or existing business operations.

Site remediation accrual

Site remediation accrual represents an update to the estimated future costs associated with the ongoing planning and remediation of a site contamination project from an acquisition. As we evaluate progress on our ongoing remediation effort and as we work with governmental organizations to update our remediation plan to meet the evolving guidelines, we estimate costs associated with plan revisions to determine if our liability has changed. Excluding the site remediation accrual from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability associated with the site remediation accrual.

Other non-cash items

Other non-cash items include non-cash amortization of debt discount and issuance costs. These items are excluded from Non-GAAP results as they are non-cash. Excluding other non-cash items from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability associated with other non-cash items.

Non-GAAP tax adjustments

The company forecasts its long-term Non-GAAP tax rate in order to provide investors with improved long-term modeling accuracy and consistency across financial reporting periods by eliminating the effects of certain items in our Non-GAAP net income and Non-GAAP net income per share, including the type and amount of share-based compensation, the taxation of post-acquisition intercompany intellectual property cross-licensing or transfer transactions, and the impact of other acquisition items that may or may not be tax deductible. The company intends to evaluate its long-term Non-GAAP tax rate annually for significant events, including material tax law changes in the major tax jurisdictions in which the company operates, corporate organizational changes related to acquisitions or tax planning opportunities, and substantive changes in our geographic earnings mix.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the temporary reduction in demand for our products resulting from accumulated inventories held by our customers and channel partners; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q; and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release.

For more information contact:
Munjal Shah

Head of Investor Relations

munjal.shah@synaptics.com

SYNAPTICS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	December 2023	June 2023
ASSETS
Current Assets:
Cash and cash equivalents	$846.1	$924.7
Short-term investments	2.6	9.6
Accounts receivable, net	126.6	163.9
Inventories, net	125.1	137.2
Prepaid expenses and other current assets	47.0	36.6
Total current assets	1,147.4	1,272.0
Property and equipment at cost, net	71.0	66.4
Goodwill	816.4	816.4
Purchased intangibles, net	270.4	298.5
Right-of-use assets	45.9	49.0
Non-current other assets	222.2	109.1
	$2,573.3	$2,611.4
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$83.0	$45.8
Accrued compensation	22.4	45.9
Income taxes payable	38.0	54.0
Other accrued liabilities	103.9	108.4
Current portion of debt	6.0	6.0
Total current liabilities	253.3	260.1
Long-term debt	968.7	972.0
Other long-term liabilities	131.0	135.9
Total liabilities	1,353.0	1,368.0

Stockholders' Equity:
Common stock and additional paid-in capital	1,050.6	1,009.3
Treasury stock	(878.0)	(878.0)
Accumulated other comprehensive income	0.2	—
Retained earnings	1,047.5	1,112.1
Total stockholders' equity	1,220.3	1,243.4
	$2,573.3	$2,611.4

SYNAPTICS INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	December		December
	2023	2022	2023	2022
Net revenue	$237.0	$353.1	$474.7	$801.2
Acquisition related costs (1)	14.4	23.3	32.2	46.8
Cost of revenue	113.6	143.1	226.4	312.0
Gross margin	109.0	186.7	216.1	442.4
Operating expenses:
Research and development	82.0	89.3	168.5	178.8
Selling, general, and administrative	39.7	42.4	82.0	87.1
Acquired intangibles amortization (2)	3.9	8.9	9.4	18.4
Restructuring costs (3)	1.3	—	9.3	—
Total operating expenses	126.9	140.6	269.2	284.3
Operating (loss) income	(17.9)	46.1	(53.1)	158.1
Interest and other expense, net	(6.1)	(6.7)	(11.5)	(15.0)
(Loss) income before provision for income taxes	(24.0)	39.4	(64.6)	143.1
Provision for income taxes	(15.0)	17.4	—	56.5
Net (loss) income	$(9.0)	$22.0	$(64.6)	$86.6
Net (loss) income per share:
Basic	$(0.23)	$0.55	$(1.66)	$2.18
Diluted	$(0.23)	$0.55	$(1.66)	$2.14
Shares used in computing net (loss) income per share:
Basic	39.2	39.8	38.9	39.8
Diluted	39.2	40.2	38.9	40.5

(1) These acquisition related costs consist of amortization of acquired intangible assets.

(2)These acquisition related costs consist primarily of amortization associated with certain acquired intangible assets.

(3) Restructuring costs primarily include severance related costs associated with operational restructurings and acquisitions.

SYNAPTICS INCORPORATED
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	December		December
	2023	2022	2023	2022
GAAP gross margin	$109.0	$186.7	$216.1	$442.4
Acquisition related costs	14.4	23.3	32.2	46.8
Share-based compensation	1.1	1.0	2.2	2.1
Non-GAAP gross margin	$124.5	$211.0	$250.5	$491.3
GAAP gross margin - percentage of revenue	46.0%	52.9%	45.5%	55.2%
Acquisition related costs - percentage of revenue	6.1%	6.6%	6.8%	5.8%
Share-based compensation - percentage of revenue	0.4%	0.3%	0.5%	0.3%
Non-GAAP gross margin - percentage of revenue	52.5%	59.8%	52.8%	61.3%
GAAP research and development expense	$82.0	$89.3	$168.5	$178.8
Share-based compensation	(15.5)	(13.4)	(30.7)	(27.4)
Amortization prepaid development costs	—	(2.5)	—	(5.0)
Non-GAAP research and development expense	$66.5	$73.4	$137.8	$146.4
GAAP selling, general, and administrative expense	$39.7	$42.4	$82.0	$87.1
Share-based compensation	(12.6)	(15.6)	(29.5)	(33.1)
Acquisition and integration related costs	—	(1.8)	—	(1.8)
Site remediation reserve	(1.6)	—	(1.6)	—
Non-GAAP selling, general, and administrative expense	$25.5	$25.0	$50.9	$52.2
GAAP operating (loss) income	$(17.9)	$46.1	$(53.1)	$158.1
Acquisition and integration related costs	18.3	34.0	41.6	67.0
Share-based compensation	29.2	30.0	62.4	62.6
Restructuring costs	1.3	—	9.3	—
Site remediation accrual	1.6	—	1.6	—
Amortization prepaid development costs	—	2.5	—	5.0
Non-GAAP operating income	$32.5	$112.6	$61.8	$292.7
GAAP net (loss) income	$(9.0)	$22.0	$(64.6)	$86.6
Acquisition and integration related costs	18.3	34.0	41.6	67.0
Share-based compensation	29.2	30.0	62.4	62.6
Restructuring costs	1.3	—	9.3	—
Amortization prepaid development costs	—	2.5	—	5.0
Site remediation accrual	1.6	—	1.6	—
Other non-cash items	0.7	0.7	1.3	1.3
Non-GAAP tax adjustments	(19.6)	(0.7)	(8.8)	9.1
Non-GAAP net income	$22.5	$88.5	$42.8	$231.6
GAAP net (loss) income per share - diluted	$(0.23)	$0.55	$(1.66)	$2.14
Acquisition/divestiture and integration related costs	0.47	0.84	1.07	1.65
Share-based compensation	0.74	0.75	1.60	1.55
Restructuring costs	0.03	—	0.24	—
Amortization prepaid development costs	—	0.06	—	0.12
Site remediation reserve	0.04	—	0.04	—
Other non-cash items	0.02	0.02	0.03	0.03
Non-GAAP tax adjustments	(0.50)	(0.02)	(0.23)	0.23
Non-GAAP net income per share - diluted	$0.57	$2.20	$1.09	$5.72

SYNAPTICS INCORPORATED
CONDENSED CONSOLIDATED CASH FLOWS
(In millions)
(Unaudited)

	Six Months Ended
	December
	2023	2022
Net (loss) income	$(64.6)	$86.6
Non-cash operating items	128.3	141.0
Changes in working capital	20.9	(99.1)
Provided by operating activities	84.6	128.5

Acquisition of business, net of cash and cash equivalents acquired	—	(15.5)
Net proceeds from maturities of short-term investments	7.3	11.9
Purchase of intangible assets	(130.0)	—
Purchase of property and equipment	(17.1)	(15.3)
Other	—	0.1
Used in investing activities	(139.8)	(18.8)

Repurchases of common stock	—	(74.5)
Equity compensation, net	(21.1)	(40.3)
Payment of debt obligations	(4.5)	(3.0)
Other	1.7	2.8
Used in financing activities	(23.9)	(115.0)
Effect of exchange rate changes on cash and cash equivalents	0.5	0.1
Net change in cash and cash equivalents	(78.6)	(5.2)
Cash and cash equivalents at beginning of period	924.7	824.0
Cash and cash equivalents at end of period	$846.1	$818.8